Vessels	6 Months Ended
Jun. 30, 2020
Property, plant and equipment [abstract]
Vessels	Vessels and drydock
Operating vessels and drydock
The following is a rollforward of the activity within Vessels and drydock from January 1, 2020 through June 30, 2020.

In thousands of U.S. dollars	Vessels	Drydock	Total
Cost
As of January 1, 2020	4,611,945	108,523	4,720,468
Additions (1)	124,708	24,651	149,359
Fully depreciated assets (2)	(847)	(15,950)	(16,797)
As of June 30, 2020	4,735,806	117,224	4,853,030

Accumulated depreciation
As of January 1, 2020	(665,586)	(46,724)	(712,310)
Charge for the period	(83,673)	(11,270)	(94,943)
Fully depreciated assets (2)	847	15,950	16,797
As of June 30, 2020	(748,412)	(42,044)	(790,456)
Net book value
As of June 30, 2020	$3,987,394	$75,180	$4,062,574

Net book value
As of December 31, 2019	$3,946,359	$61,799	$4,008,158

(1)Additions during the six months ended June 30, 2020 primarily relates to the various costs relating to BWTS, scrubber and drydock installations.

(2)Represents the write-offs of fully depreciated equipment and notional drydock costs on certain of our vessels.

The following is a summary of the cost types that were capitalized during the six months ended June 30, 2020:

In thousands of U.S. dollars	Drydock	Notional component of scrubber	Total drydock additions	Scrubber	BWTS	Other equipment	Capitalized interest	Total vessel additions
Handymax	$1,417	$—	$1,417	$—	$2,008	$160	$—	$2,168
MR	8,364	1,800	10,164	38,577	12,064	941	452	52,034
LR1	60	450	510	10,109	—	108	137	10,354
LR2	10,460	2,100	12,560	46,176	12,758	788	430	60,152
	$20,301	$4,350	$24,651	$94,862	$26,830	$1,997	$1,019	$124,708
Ballast Water Treatment Systems
In July 2018, we executed an agreement to purchase 55 ballast water treatment systems, or BWTS, from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems have been, or are expected to be installed through 2023, as each respective vessel under the agreement is due for its International Oil Pollution Prevention, or IOPP, renewal survey. Costs capitalized for these systems include the cost of the base equipment that we have contracted to purchase in addition to directly attributable installation costs. Costs capitalized during the six months ended June 30, 2020 include costs incurred for systems that were installed during this period, and installation costs incurred in advance of installations that are expected to occur in subsequent periods. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life and are depreciating the equipment and related installation costs on this basis.
Exhaust Gas Cleaning Systems or Scrubbers
We have commenced a program to retrofit the majority of our vessels with exhaust gas cleaning systems, or scrubbers. The scrubbers will enable our vessels to use high sulfur fuel oil, which is less expensive than low sulfur fuel oil, in certain parts of the world. From August 2018 through November 2018, we entered into agreements with two separate unaffiliated third-party suppliers to retrofit a total of 77 of our vessels with such systems for total consideration of $116.1 million (which excludes installation costs). We also obtained options to retrofit additional tankers under these agreements. In June and September 2019, we exercised the option to retrofit an additional 14 and seven of our vessels, respectively, with scrubbers for total consideration of $30.3 million (which excludes installation costs). In April 2020, we reached an agreement with a counterparty to postpone the purchase and installation of scrubbers on 19 of our vessels. The installation of these scrubbers is now expected to begin not earlier than 2021.
Costs capitalized for these systems include the cost of the base equipment that the Company has contracted to purchase in addition to directly attributable installation costs. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life, with the exception of approximately 10% of the equipment cost, which is estimated to require replacement at each vessel's next scheduled drydock. This amount has been allocated as a notional component upon installation.
As of June 30, 2020, we retrofitted a total of 61 of our vessels with scrubbers and 45 vessels with BWTS. The following table is a timeline of future expected payments and dates for our commitments to purchase scrubbers and BWTS as of June 30, 2020 (1):

As of June 30,
In thousands of U.S. dollars	2020
Less than 1 month	$3,523
1-3 months	4,512
3 months to 1 year	3,518
1-5 years	21,671
5+ years	—
Total	$33,224
(1)These amounts are subject to change as installation times are finalized. The amounts presented exclude installation costs.
Carrying values of vessels
At each balance sheet date, we review the carrying amounts of vessels and drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second-hand product tankers, discounted projected vessel operating cash flows and the Company’s overall business plans.
Beginning in the first quarter of 2020, travel restrictions and other preventive measures to control the spread of the COVID-19 virus resulted in a precipitous decline in oil demand. Initially, a lack of corresponding production and refinery cuts resulted in a supply glut of oil and refined petroleum products, which was exacerbated by extreme oil price volatility from the Russia-Saudi Arabia oil price war. The oversupply of petroleum products and contango in oil prices led to record floating storage and arbitrage opportunities of both crude and refined petroleum products. This dynamic resulted in an increase in spot market rates to historically high levels through May 2020. In June 2020, the oil markets began to stabilize as global economies slowly re-opened, thus limiting arbitrage opportunities and resulting in the drawdown of accumulated inventories. Consequently, trading volumes and spot TCE rates decreased towards the end of the second quarter of 2020.
We expect that the impact of the COVID-19 virus and the uncertainty in the supply of oil will continue to cause volatility in the commodity markets. The scale and duration of the impact of these factors remain unknowable but could have a material impact on our earnings, cash flow and financial condition for the remainder of 2020. An estimate of the impact on the Company’s results of operations and financial condition cannot be made at this time.
At June 30, 2020, we reviewed the carrying amount of our vessels and right of use assets to determine whether there was an indication that these assets had suffered an impairment. First, we assess the fair value less the cost to sell of our vessels by taking into consideration vessel valuations from leading, independent and internationally recognized ship brokers. If the carrying value exceeds the vessel’s fair value less selling costs, an indicator of impairment exists. We also consider sustained weakness in the product tanker market as an impairment indicator. If we determined that impairment indicators exist, then we prepared a value in use calculation where we estimated each vessel’s future cash flows.
The value in use calculations were primarily based on (i) our best estimate of forecasted vessel revenue through a combination of the latest forecast, published time charter rates for the next three years and a 2.39% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life and by the growth in expenses thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.39% growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.01%. The pre-tax discount rate is determined by the evaluation of internal and external inputs such as the Company's cost of debt, capital structure, the risk-free rate, market risk premium and industry volatility in relation to the overall market. Furthermore, this discount rate reflects a reduction from the discount rate used in our impairment testing as of June 30, 2020. This reduction is attributable to dramatic decreases in both the risk-free rate of interest and in our borrowing costs, with benchmark interest rates falling over 100 basis points during this period. In spite of this, as part of our analysis, we have increased the risk premium embedded in our discount rate to account for the market uncertainty arising from the COVID-19 pandemic. This increase in the risk premium partially offset the decreases resulting from the fall in benchmark interest rates.

At June 30, 2020, our operating fleet consisted of 135 owned, finance leased or right of use (leases accounted for under IFRS 16 - Leases) vessels.

•21 vessels had Market Values in excess of their carrying amount. As such, there were no indicators of impairment for these vessels.

•106 vessels had Market Values less than their carrying amount. Accordingly, we performed value in use calculations for these vessels. There were no instances where the present value of the operating cash flows was less than the carrying amount, therefore, no impairment was recorded.

•Eight right of use vessels were not required to have valuations from third party brokers but had value in use calculations greater than the carrying amount.
The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for June 30, 2020, a 1.0% increase in the discount rate would result in no vessels being impaired. Alternatively, a 5.0% decrease in forecasted time charter rates would result in an aggregate of seven Handymax and LR1 vessels being impaired for an aggregate $2.9 million loss.
Capitalized interest
In accordance with IAS 23 - Borrowing Costs, applicable interest costs are capitalized during the period that BWTS and/or scrubber installations are constructed and installed on our vessels. For the six months ended June 30, 2020 and 2019, we capitalized interest expense for the respective vessels of $1.0 million and $1.3 million, respectively. The annualized capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 4.5% for the six months ended June 30, 2020. We cease capitalizing interest when the vessels, BWTS, and/or scrubbers reach the location and condition necessary to operate in the manner intended by management.